SUMMARY PROSPECTUS	September 9, 2019
KARNER BLUE ANIMAL IMPACT FUND Investor Class (KAIAX) Institutional Class (KAIIX) Butterfly Class (KAIBX)

Before you invest, you may want to review the Fund’s prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at http://www.kbanimalimpactfund.com. You can also get this information at no cost by calling 1-855-KBANIML (855-522-6465) or by sending an email request to Fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated September 9, 2019, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-855-KBANIML (855-522-6465) or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-855-KBANIML (855-522-6465). If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

INVESTMENT OBJECTIVE

The Karner Blue Animal Impact Fund (the “Fund”) seeks to achieve long-term total returns by investing in companies that lead their industries in animal welfare performance.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Investor Class	Institutional Class	ButterflyTM Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Contingent Deferred Sales Charge (Load)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class	ButterflyTM Class
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses(1)	0.79%	0.89%	0.77%
Total Annual Fund Operating Expenses(2)	1.84%	1.69%	1.57%
Less Management Fee Reductions and/or Expense Reimbursements(3)	(0.59)%	(0.69)%	(0.72)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(2)	1.25%	1.00%	0.85%

(1)	“Other Expenses” are based on estimated amounts.

(2)

“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursement” will not correlate to the ratios of expenses to the average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund.

(3)	Karner Blue Capital, LLC has contractually agreed, until September 30, 2021 to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses

(exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.25% of the average daily net assets of the Investor Class, 1.00% of the average daily net assets of the Institutional Class, and 0.85% of the average daily net assets of the Butterfly Class. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after the date on which such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to September 30, 2021, this agreement may not be modified or terminated without the approval of the Board of Trustees (the “Board”); provided, however, this agreement will terminate automatically if the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the operating expenses of the Fund remain the same and the contractual agreement to limit expenses remains in effect only until September 30, 2021. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Class	$127	$459
Institutional Class	$102	$392
ButterflyTM Class	$87	$349

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund is a new series and therefore it does not yet have a portfolio turnover rate.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in a diversified portfolio primarily comprised of mid-cap, large-cap and mega-cap equity securities and American Depository Receipts (“ADRs”) of companies that, based on the Adviser’s proprietary research, are leaders in their industries with respect to animal welfare performance. The Fund defines mid-cap securities as those with market capitalizations between $2 billion and $10 billion, large-cap securities as those between $10 billion and $100 billion, and mega-cap securities as those over $100 billion.

Under normal market conditions, at the time of each quarterly reallocation or rebalance, the Adviser seeks to invest at least 75% of the Fund’s assets in companies from industries that the Adviser believes significantly impact the welfare of animals (“Primary Industries”), and up to 25% of its assets in companies from other industries (“Secondary Industries”) where the Adviser believes a company has made significant contributions to animal welfare outside of its normal business operations. In between each quarterly reallocation or rebalance, general trading activity and market fluctuations may result in deviation from these thresholds.

The Adviser considers a number of business activities when identifying Primary Industries, which may include, but are not limited to, the following:

1)

Manufacturing or distributing products that use animals, animal products or animal product substitutes during the production process, and how the relevant company engages in this activity in a way that the Adviser believes promotes animal welfare over that company’s peers engaged in similar activity;

2)

Conducting research or scientific investigations involving animals, animal products or animal product substitutes, and how the relevant company engages in this activity in a way that the Adviser believes promotes animal welfare over that company’s peers engaged in similar activity;

3)

Providing services, including, without limitation, entertainment and travel and leisure services, that have an impact on animal welfare, and how the relevant company engages in this activity in a way that the Adviser believes promotes animal welfare over that company’s peers engaged in similar activity;

4)

Having business operations that are significantly linked to the sustainability of animal habitats through activities such as natural resources use and certain commodities-related activity such as mining, waste management and environmental emissions, and how the relevant company engages in this activity in a way that the Adviser believes promotes animal welfare over that company’s peers engaged in similar activity; or

5)	Businesses that generally seek to improve animal welfare by developing or offering products or services that would benefit animals or improve public opinion about animals.

The Fund may also purchase small- and micro-cap equity securities and emerging market securities. The Fund defines small-cap securities as those with market capitalizations between $300 million and $2 billion, and micro-cap securities as those under $300 million. The Fund defines emerging market securities as those that provide exposure to companies that are domiciled in any country included in the Morningstar Emerging Market Index. The Fund may also lend securities.

The Fund generally will sell securities when the Adviser believes other opportunities are more attractive, when the animal welfare practices of a company ebb in comparison to those of its peers, or when the Adviser believes the business practices or policies of a company are no longer consistent with the Fund’s animal welfare focused criteria.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the Fund and there is no assurance that the Fund will achieve its investment objective. Because of the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund is not intended to be a complete investment program. The principal risks of an investment in the Fund are generally described below.

Commodities Risk. The Fund will not invest directly in commodities. However, the Fund may invest in securities of companies whose business is related to commodities or in other companies that invest directly or indirectly in commodities. For example, the Fund may invest in companies whose business is related to the mining of precious or other metals (e.g., gold, silver, etc.) and the Fund will therefore be exposed to movements in the price of such metals.

Equity Securities Risk. The Fund may invest in equity securities, both directly and indirectly, of companies of any size. The Fund’s equity investments may include securities traded on domestic exchanges or on the over-the-counter market. The prices of equity securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses.

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Large-Cap and Mega-Cap Company Risk. Large- and mega-cap companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Small-Cap and Mid-Cap Company Risk. Investing in small- and mid-cap companies involves greater risk than is customarily associated with larger, more established companies. Small- and mid-cap companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources. Due to these and other factors, stocks of small- and mid-cap companies may be more susceptible to market downturns and other events, less liquid, and subject to greater price volatility.

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Micro-cap risk. Investing in micro-cap companies involves greater risk than investing in small, medium or large capitalization companies because the stocks of micro-cap companies tend to have greater price volatility and less liquidity than the stocks of larger companies. In addition, micro-cap companies tend to have smaller financial resources, less information available, more limited business lines and more geographic area concentration.

Foreign Securities Risk. The Fund may invest in American Depositary Receipts (“ADRs”). Investments in ADRs provide exposure to foreign securities that may involve different risks than those of U.S. securities. Foreign securities are subject to individual country risk, less favorable reporting and disclosure risk, currency exchange risk and greater price volatility, and may have higher liquidity risk than U.S.-registered securities.

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American Depositary Receipt (“ADR”) Risk. ADRs are subject to risks similar to those associated with direct investments in foreign securities such as individual country, currency exchange, volatility, and liquidity risks.

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Emerging Markets Risk. The Fund may invest in ADRs that provide exposure to emerging market equity securities. The securities markets of emerging countries are generally small, less developed, less liquid, and more volatile than securities markets of the U.S. and other developed markets. The risks of investing in emerging markets include greater social, political and economic uncertainties. As a result of these various risks, investments in emerging markets are considered to be speculative and may be highly volatile.

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Foreign Currency Risk. The Fund may invest in ADRs and therefore be indirectly exposed to foreign currencies. The value of the Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund.

Investment Style and Management Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform relative to other mutual funds that employ similar or broader investment strategies. Companies that the Adviser identifies as having integrated animal welfare considerations into their business operations, such as those that fulfill the identification criteria of Primary Industries as described above, may underperform relative to companies that do not engage in such activity and there is no guarantee that such companies will be able to generate long-term total returns. Non-financial factors inform the Adviser’s selection of portfolio securities, and there is no guarantee that the Adviser will be able to identify a sufficient number of attractive companies in which to invest. In addition, the Adviser’s assessment of a company’s industry leadership with respect to animal welfare performance may be incorrect or the Adviser may select investments that fail to appreciate as anticipated.

Market Risk. The market value of the securities in the Fund’s portfolio may fluctuate resulting from factors affecting an individual company, a market sector or other factors such as changing economic, political or overall financial market conditions. Moreover, changing economic, political or overall financial market conditions in one country or geographic region could adversely impact the market value of the securities held by the Fund in such country or geographic region.

New Fund and Management Risk. The Fund is new and has no operating history. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or growing to an economically viable size. The Adviser has not previously served as an investment adviser to a registered investment company.

PERFORMANCE SUMMARY

The Fund is new and therefore does not have a full calendar year of performance to report. After the Fund has returns for a full calendar year, this Prospectus will provide performance information that gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-855-KBANIML (855-522-6465) or by visiting the Fund’s website at www.kbanimalimpactfund.com.

MANAGEMENT OF THE FUND

Karner Blue Capital, LLC is the Fund’s investment adviser. Karner Blue Capital® is a registered trademark of the Adviser.

The Adviser employs a team of investment professionals who act as an Investment Committee (the “Investment Committee”) to manage the Fund’s investments. The Investment Committee is responsible for making all decisions regarding investment policy and strategy implementation for the Fund. No individual portfolio manager has discretion over the portfolio, rather the Investment Committee has joint primary responsibility for the day-to-day management of the Fund’s portfolio. The members of the Investment Committee are:

Names	Investment Experience with the Fund	Primary Title with Adviser
Vicki L. Benjamin	Since inception of the Fund	Chief Executive Officer
Andrew K. Niebler	Since inception of the Fund	Executive Vice President, General Counsel, and Chief Compliance Officer
Lise S. Bernhard	Since inception of the Fund	Vice President – Portfolio Management and Operations

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

For the Investor Class, the minimum initial investment amount is $2,000 for all regular accounts.

For the Institutional Class, the minimum initial investment amount is $200,000 for all regular accounts.

For the ButterflyTM Class, the minimum initial investment amount is $2,000,000 for all regular accounts.

Minimum Additional Investment

Once an account is open, additional purchases of Fund shares may be made at any time in any amount.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated online, by telephone, by written request, or through your financial intermediary. Written requests to the Fund should be sent to the Karner Blue Animal Impact Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-855-KBANIML (855-522-6465) for assistance.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

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